SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      December 31, 1997
                                                     (December 16, 1997)


                       Wellsford Real Properties, Inc.
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           (Exact name of registrant as specified in its charter)

       1-12917                                    13-3926898
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  (Commission File Number)                (IRS Employer Identification No.)

                                  Maryland
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               (State or other jurisdiction of incorporation)

                 610 Fifth Avenue, New York, New York 10020
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                  (Address of principal executive offices)
                                 (Zip Code)

                               (212) 333-2300
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            (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          On December 16, 1997, Wellsford/Whitehall Properties, L.L.C. (the "Purchaser"), a 50.1% subsidiary of Wellsford Commercial Properties Trust, which is a 99.9% subsidiary of Wellsford Real Properties, Inc. (the "Company"), acquired Mountain Heights Office Center ("Mountain Heights"), located in Berkeley Heights, N.J. Mountain Heights is comprised of an approximately 175,300 square foot building that is currently 100% occupied and an approximately 109,800 square foot building that is currently vacant. The Purchaser paid $29.1 million for Mountain Heights, $26.3 million of which was funded through temporary financing with the proceeds of a loan from the Company which pays interest at LIBOR plus 4% and is due in January 1998. Permanent financing is expected to be secured on or about December 31, 1997.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     The Mountain Heights Financial Statements:
       Independent Accountants' Report of Ernst & Young LLP dated
       December 19, 1997.
       Combined Statements of Revenues and Certain Expenses for the year ended December 31, 1996 (audited) and nine months ended September 30, 1997 (unaudited).
     Pro Forma Consolidated Income Statement for the Nine Months Ended
       September 30, 1997 (unaudited) and related footnotes.
     Pro Forma Consolidated Income Statement for the Year Ended December 31,
       1996 (unaudited) and related footnotes.
     Pro Forma Consolidated Balance Sheet for September 30, 1997 (unaudited) and related footnotes.

(b)  Exhibits

     None.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wellsford Real Properties, Inc.
                                        --------------------------------
                                                 (Registrant)



Date: December 31, 1997                 By: /s/Gregory F. Hughes
                                           -----------------------------
                                             Gregory F. Hughes
                                             Chief Financial Officer

                         Statements of Revenues and
                              Certain Expenses

                       Mountain Heights Office Center

                        Year Ended December 31, 1996
                     with Report of Independent Auditors

                 Statements of Revenue and Certain Expenses

                       Mountain Heights Office Center

                        Year Ended December 31, 1996



                                  Contents

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .1

Statements of Revenues and Certain Expenses. . . . . . . . . . . . . . . . .2
Notes to Statements of Revenues and Certain Expenses . . . . . . . . . . . .3

                       Report of Independent Auditors

Board of Directors and Stockholders
Wellsford Real Properties, Inc.

We have audited the statement of revenues and certain expenses of the property known as Mountain Heights Office Center (the "Property"), acquired by Wellsford/Whitehall Properties, L.L.C., as described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the Wellsford/Whitehall Properties, L.L.C. management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Wellsford Real Properties, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Mountain Heights Office Center as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                     ERNST & YOUNG LLP



New York, New York
December 19, 1997

                       Mountain Heights Office Center

                 Statements of Revenues and Certain Expenses
                               (in thousands)
                                  (Note 1)


                                                 Nine
                                                Months          Year
                                                 Ended          Ended
                                               September      December
                                               30, 1997       31, 1996
                                              -----------    ----------
                                              (unaudited)

Revenues:
  Base Rents                                  $    2,677      $   2,858
  Tenant escalations and reimbursements              118            178
                                              --------------------------
Total revenues                                     2,795          3,036
                                              --------------------------
Certain Expenses:
  Property operating expenses                        769          1,061
  Real estate taxes                                  356            516
  Management fees                                     44             58
                                              --------------------------
Total certain expenses                             1,169          1,635
                                              --------------------------
Revenues in excess of certain expenses        $    1,626      $   1,401
                                              ==========================

See accompanying notes.

                       Mountain Heights Office Center

            Notes to Statements of Revenues and Certain Expenses

                    For the Year Ended December 31, 1996


1. Basis of Presentation

Presented herein is the statements of revenues and certain expenses related to the operations of two office buildings, Mountain Heights Office Center (the "Property"), located in Berkeley Heights, New Jersey. The Property is comprised of a 100% leased building and an unoccupied building to be renovated. The Property was acquired by Wellsford/Whitehall Properties, L.L.C. ("Wellsford Office") on December 16, 1997 from California State Teachers Retirement Systems ("CalSters"). Wellsford Real Properties, Inc. has a 50.1% interest in Wellsford Office.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by Wellsford Office in the proposed future operations of the Property. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

  The statement of revenues and certain expenses for the nine months ended September 30, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2. Lease and Revenue Recognition

The Property is being leased to tenants under operating leases with leases expiring at various dates over the next nine years. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $257,000, for the year ended December 31, 1996. The lease agreements generally contain provisions which provide for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.


3. Management and Leasing Agreements

During 1996 the Property was managed and leased by Compass Management and Leasing, Inc.

                       Mountain Heights Office Center

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $30,000 for insurance, $389,000 for utilities, $65,000 in general and administrative expenses, $451,000 in repair and maintenance costs, and $126,000 for payroll costs.

5. Significant Tenants

Five tenants accounted for approximately 19%, 11%, 9%, 9%, and 8% of the 1996 base rents on a straight line basis, respectively.

                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                    Nine Months Ended September 30, 1997
                    (In thousands except per share data)
                                 (Unaudited)


                                            Mountain
                                             Heights
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
REVENUE

  Rental income              $   1,260                     $   1,260
  Interest income                4,125            89  (A)      4,214
  Joint venture income             160         (176)  (B)       (16)
                             ----------     --------       ---------
    Total Revenue                5,545          (87)           5,458
                             ----------     --------       ---------

EXPENSES

  Property operating and
    maintenance                    241                           241
  Real estate taxes                106                           106
  General and administrative     1,521                         1,521
  Depreciation                     221                           221
  Property management               18                            18
                             ----------     ---------      ----------
    Total Expenses               2,107             0           2,107
                             ----------     ---------      ----------
Income before income taxes       3,438           (87)          3,351

Provision for income taxes       1,003           (38)            965 (C)
                             ----------     ---------      ----------
Net income                   $   2,435      ($    49)      $   2,386
                             ==========     =========      ==========
Net income per common share  $    0.14                     $    0.14
                             ==========                    ==========
Weighted average common
  shares outstanding            16,912                        16,912
                             ==========                    ==========

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                    Nine Months Ended September 30, 1997
                                 (Unaudited)


(A) Represents interest income on the net $1.3 million bridge loan draw by Wellsford/Whitehall Properties, L.L.C. to fund the purchase of Mountain Heights, for nine months at 9% (LIBOR + 3%).

(B) Represents nine months of operations of Mountain Heights as follows:
                          (In thousands)

     Mountain Heights              1,626   Represents historical operating
                                           revenues and expenses of this
                                           asset for the nine months ended
                                           September 30, 1997.
     Depreciation expense           (464)  Represents depreciation on
                                           Mountain Heights for nine months
                                           utilizing a 40 year estimated
                                           useful life.
     Interest exp. - term loan    (1,425)  Represents interest on a $25.0
                                           million draw on the
                                           Wellsford/Whitehall Properties,
                                           L.L.C. term loan for nine months
                                           at 7.6% (LIBOR + 1.6%)
     Interest exp. - Company
       bridge loan                  (89)   Represents interest on the net
                                           $1.3 million Company bridge loan
                                           draw to fund Mountain Heights,
                                           for nine months at 9% (LIBOR +
                                           3%)
                                ________
                                    (352)
     Company interest through
       WCPT                       50.10%
                                ________
                                   ($176)
                                ========

(C) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 14% respectively.

                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1996
                    (In thousands except per share data)
                                 (Unaudited)


                                            Mountain
                                             Heights
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
REVENUE

  Rental income                                            $       0
  Interest income            $     757      $    119  (A)        876
  Joint venture income                          (620) (B)       (620)
                             ----------     ---------      ----------
    Total Revenue                  757          (501)            256
                             ----------     ---------      ----------

EXPENSES

  Property operating and
    maintenance                                                    0
  Real estate taxes                                                0
  General and administrative                                       0
  Depreciation                                                     0
  Property management                                              0
                             ----------     ---------      ----------
    Total Expenses                   0             0               0
                             ----------     ---------      ----------
Income before income taxes         757          (501)            256

Provision for income taxes                      (221)           (221)(C)
                             ----------     ---------      ----------
Net income                   $     757      ($   280)      $     477
                             ==========     =========      ==========

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1996
                                 (Unaudited)



(A) Represents interest income on the net $1.3 million bridge loan draw by Wellsford/Whitehall Properties, L.L.C. to fund the purchase of Mountain Heights, for one year at 9% (LIBOR + 3%).

(B)  Represents one year of operations of Mountain Heights as follows:
                          (In thousands)

     Mountain Heights              1,401   Represents historical operating
                                           revenues and expenses of this
                                           asset for the year ended December
                                           31, 1996.
     Depreciation expense           (619)  Represents depreciation on
                                           Mountain Heights for one year
                                           utilizing a 40 year estimated
                                           useful life.
     Interest exp. - term loan    (1,900)  Represents interest on a $25.0
                                           million draw on the
                                           Wellsford/Whitehall Properties,
                                           L.L.C. term loan for one year at
                                           7.6% (LIBOR + 1.6%)
     Interest exp. - Company
       bridge loan                 (119)   Represents interest on the net
                                           $1.3 million Company bridge loan
                                           draw to fund Mountain Heights,
                                           for one year at 9% (LIBOR + 3%)
                                ________
                                  (1,237)
     Company interest through
       WCPT                       50.10%
                                ________
                                   ($620)
                                ========

(C) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 14%, respectively.

                       Wellsford Real Properties, Inc.
                    Pro Forma Consolidated Balance Sheet
                             September 30, 1997
                               (In thousands)
                                 (Unaudited)
                                            Mountain
                                             Heights
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
ASSETS

Real estate assets, at cost:
  Land                       $       0                     $       0
  Buildings and improvements                                       0
                             ----------     ---------      ----------
    Less, accumulated
      depreciation                   0             0               0
                             ----------     ---------      ----------
                                     0             0               0

  Construction in process       21,864                        21,864
                             ----------     ---------      ----------
                                21,864             0          21,864
Notes receivable               145,880        26,325  (A)    147,205
                                             (25,000) (C)

Investment in joint venture     32,425         1,403  (B)     33,828
                             ---------       -------         -------
Total real estate assets       200,169         2,728         202,897

Cash and cash equivalents        5,533       (26,325) (A)      2,805
                                              (1,403) (B)
                                              25,000  (C)

Restricted cash                  6,717                         6,717
Other assets                     1,983                         1,983
                             ----------     ---------      ----------
Total Assets                 $ 214,402      $      0       $ 214,402
                             ==========     =========      ==========

LIABILITIES AND EQUITY

Liabilities:
  Tax exempt mortgage note
    payable                  $  14,755                     $  14,755
  Credit facility               10,000                        10,000
  Other liabilities              6,667                         6,667
                             ----------     ---------      ----------
Total Liabilities               31,422             0          31,422
                             ----------     ---------      ----------
Commitments and
  contingencies                     --            --              --

Minority Interest                3,092                         3,092

Equity:
  Common Stock, 197,650,000
    shares authorized -
    16,572,043 shares, $.01
    par value per share,
    issued and outstanding
    as adjusted                    166                           166
  Class A Common Stock,
    350,000 shares authorized
    - 339,806 shares, $.01 par
    value per share, issued and
    outstanding as adjusted          3                             3
  Series A 8% Convertible
    Redeemable Preferred
    Stock, 2,000,000 shares
    authorized - no shares,
    $.01 par value per share,
    issued and outstanding          --                            --
  Paid in capital in excess
    of par value               178,288                       178,288
  Retained earnings              1,431                         1,431
                             ----------     ---------      ----------
Total Equity                   179,888             0         179,888
                             ----------     ---------      ----------
Total Liabilities and Equity $ 214,402      $      0       $ 214,402
                             ==========     =========      ==========

                       Wellsford Real Properties, Inc.
                Notes to Pro Forma Consolidated Balance Sheet
                             September 30, 1997
                               (In thousands)
                                 (Unaudited)


(A) Represents a draw on the Company's bridge loan to Wellsford/Whitehall Properties, L.L.C. to fund the purchase of Mountain Heights.

(B) Represents funding of the Company's capital contribution to Wellsford/Whitehall Properties, L.L.C. for the purchase of Mountain Heights.

(C) Represents repayment of a portion of the Company bridge loan using proceeds from a draw on the Wellsford/Whitehall Properties, L.L.C. term loan.